UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27781	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 Commerce Circle, Suite 120

Mesquite, NV 89027

(Address of Principal Executive Offices) (Zip Code)

(475) 755-1005

Registrant’s telephone number, including area code

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Common Stock Purchase Agreement dated September 1, 2022:

As previously reported by United Health Products, Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2022, the Company previously entered into a common stock purchase agreement dated September 1, 2022 (the “CSPA”) with White Lion Capital, LLC (“White Lion”).

The CSPA originally provided the Company with the right, but not the obligation, to require White Lion to purchase shares of the Company’s common stock at a purchase price equal to 93% of the lower of (i) the volume-weighted average price (the “VWAP”) of the Company’s common stock during a period of five consecutive trading days following the Company’s exercise of its right to sell shares, or (ii) the closing price of its common stock on the day the Company exercises its right to sell shares, subject to a minimum price of $0.25 per share (the “Floor Price”). The CSPA also originally provided that the Company may not issue a share purchase notice to White Lion if the Company’s common stock is trading below the Floor Price unless White Lion waives the Floor Price condition at its discretion.

On January 25, 2023, the Company and White Lion amended the CSPA to provide that if the Company issues a share price purchase notice at a time that the Company’s common stock is trading below the Floor Price and White Lion waives the Floor Price condition, the share purchase price multiplier for that transaction will be 90% instead of 93%.

Except as set forth in the amendment to the CSPA, all other terms, conditions, and provisions of the CSPA, remain in full force and effect.

The foregoing summary of the material terms of the amendment to the CSPA are qualified entirely by reference to the full text of the amendment, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Item 8.01. Other Events.

On January 31, 2023, the Company issued a press release announcing an update on the FDA’s Premarket Approval Application for the Company’s HemoStyp® Gauze and the amendment to the CSPA with White Lion.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated January 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Health Products, Inc.

Dated: January 31, 2023	By:	/s/ Brian Thom
Brian Thom Chief Executive Officer

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